UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

QUANTUM MATERIALS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Quantum Materials Corp.
12326 Scott Drive
Kingston, OK 73439
Telephone: (214) 701-8779

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 18, 2013

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Quantum Materials Corp. (the “Company”) on March 18, 2013, at 2:00 P.M. (Central Time) at the Hyatt Regency Hotel DFW, Executive Conference Level (11th Floor) located at Terminal C of the DFW Airport at 2334 North International Parkway, DFW Airport, Texas 75261 (Tel: 972-453-1234) for the following purpose:

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 400,000,000.
This item of business is more fully described in the proxy statement accompanying this Notice.

The record date for the Special Meeting is February 5, 2013. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

/s/ Stephen Squires, Chief Executive and Director

Kingston, Oklahoma
February 6, 20130

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile or email as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2013:

The Proxy Statement is
available at http://www.empirestock.com/QTMM_Proxy.html

i

ii

QUANTUM MATERIALS CORP.
12326 Scott Drive
Kingston, OK 73430
Telephone: (214) 701-8779

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 18, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Quantum Materials Corp. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 18, 2013 located at the Hyatt Regency Hotel DFW, Executive Conference Level (11th Floor) located at Terminal C of the DFW Airport at 2334 North International Parkway, DFW Airport, Texas 75261 (Tel: 972-453-1234) at 2:00 P.M. (Central Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the enclosed envelope, or follow the instructions below to submit your proxy by facsimile or email.

The Company intends to mail this proxy statement and accompanying proxy card on or about February 11, 2013, to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on February 5, 2013, will be entitled to vote at the Special Meeting. On the record date, there were 155,971,880 shares of common stock of the Company issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on February 5, 2013, your shares were registered directly in your name with the Company’s transfer agent, Empire Stock Transfer, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile or email as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 5, 2013, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There is one (1) matter scheduled for a vote:

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

How do I vote?

For the matter presented, you may either vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.
•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (702) 974-1444. Your vote must be received on or before 2 PM Eastern Time (1 PM Central Time) on March 15, 2013, to be sure your vote is counted.

•
To vote by email, complete, sign and date the enclosed proxy card and scan and email it to info@empirestock.com. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on March 15, 2013, to be sure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of February 5, 2013.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the approval of the amendment to the articles of incorporation.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, although the Company does not presently intend to hire a proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at http://www.empirestock.com/QTMM_Proxy.html.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy card with a later date.

•
You may send a timely written notice that you are revoking your proxy to our attorney, Morse & Morse, PLLC at 1400 Old Country Road, Suite 302, Westbury, NY 11590, Attention: Steven Morse, Esq., which withdrawal notice must be received by Mr. Morse on or before 2:00 P.M. Eastern Time (1:00 P.M. Central Time) on March 15, 2013.

•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes will not be counted towards the vote total for Proposal No. 1 and broker non-votes have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes are expected to be limited with respect to Proposal No. 1 for the reasons described below.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock (Proposal 1) is considered to be a routine matter under the NYSE rules and your broker will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.

How many votes are needed to approve the proposal?

For the matter to be approved, the matter must receive a “For” vote from the majority of shares outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 155,971,880 shares outstanding and entitled to vote. Thus, the holders of a majority of said 155,971,880 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

PROPOSAL 1

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Introduction

Our Articles of Incorporation currently authorizes the issuance of 200,000,000 shares of common stock, par value $.001 per share.

Description of the Amendment

Recently, our Board of Directors unanimously approved an amendment to Article 3 of our Articles of Incorporation, subject to shareholder approval (in the form appended hereto as Appendix I), to increase the number of shares of common stock authorized for issuance under the Articles of Incorporation from 200,000,000 to 400,000,000 shares. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

RESOLVED, that the Corporation is hereby authorized to amend Article 3 of the Corporation’s Articles of Incorporation by deleting such Article 3 in full and replacing it with the following:

“ARTICLE 3

Authorized Shares:

The total number of shares which this corporation shall have authority to issue is four hundred million (400,000,000).”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Articles of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Secretary of State for the State of Nevada, and (iii) pay any fees and take any other action necessary to effect the Articles of Amendment and the foregoing resolution.

The Company shall have the right to make any additional changes to the proposed amendment as required by the Nevada Secretary of State to complete the purpose of such filing.

If the Amendment to the Articles of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the Nevada Secretary of State of the State. The Company expects to file the Amendment to the Articles of Incorporation with the Nevada Secretary of State promptly after its approval by shareholders.

Purpose of the Amendment

Since inception, we have incurred losses and anticipate that we will continue to incur losses for the foreseeable future. To fund operations, we will need to rely on additional financings from the sale of our securities.

As of February 5, 2013, we have 155,971,880 shares of common stock issued and outstanding. The Company has a 2009 Stock Option Plan with 10,000,000 shares authorized under said Plan and a 2013 Stock Option Plan with 20,000,000 shares authorized under said Plan which will automatically increase to 60,000,000 shares upon the approval of Proposal No. 1 by stockholders. Under the 2013 Plan, the Company intends to issue an additional 15,000,000 shares and 15,500,000 options to four executive officers effective March 29, 2013 and options to purchase 1,500,000 shares to a consultant. The Board has already issued to two executive officers and directors options to purchase 5,415,725 shares under the 2013 Plan and an additional 14,540,589 shares to certain officers, directors and employees in exchange for accrued salaries. Under the 2009 Plan, there are currently options to purchase 8,950,000 shares issued and outstanding. The Company also has outstanding convertible debt securities in the principal amount of $1,500,000 which are currently convertible into an aggregate of 12,500,000 shares of common stock and other potential commitments to issue up to 26,694,530 shares.

In addition to the outstanding and reserved shares described above, we currently intend to issue additional shares of common stock and/or securities convertible or exercisable into common stock in future private placement transactions, which are necessary to finance our continuing operations. Our current amount of authorized and unissued shares of common stock is not sufficient for both (i) our current and future financing needs and (ii) our commitments under outstanding options, warrants and convertible notes. Thus, we need to increase the shares of common stock authorized by our Articles of Incorporation.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Articles of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our shareholders, except as provided under applicable Nevada law or any national securities exchange on which shares of our common stock are then listed or traded. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 400,000,000 SHARES.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 31, 2013 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 155,971,880 shares of the Company’s common stock outstanding on January 31, 2013. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Quantum Materials Corp., 12326 Scott Drive, Kingston, OK 73439. The table that follows does not include beneficial stock ownership of 15,000,000 shares or options to purchase 15,500,000 shares to be issued on March 29, 2013 to four officers and directors under our 2013 Stock Option Plan, which securities need Proposal No.  1 to be approved prior to the grant or issuance thereof.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)(2)	Percent of Class (3)
Stephen Squires and Robin Squires (4) (5) (10)	35,880,412	21.5%
Christopher Benjamin	1,075,275	*
Ghassan E. Jabbour (6)	8,468,181	5.3
Michael S. Wong (7)	550,000	*
David Doderer (8)	6,871,969	4.3%
Robert Glass (9)	3,722,543	2.3%
Directors and executive officers as a group (7) persons) (10)	56,568,380	31.4%

MKM Opportunity Master Fund, Ltd (11)	10,632,131	6.7%
____________
* Less than 1%

(1)	Unless otherwise indicated, ownership represents sole voting and investment power.
(2)	The address for each beneficial owner named above is c/o the Company at 12326 Scott Drive, Kingston, OK 73439.
(3)	Based upon 155,971,880 common shares outstanding.
(4)	Includes 20,000,000 shares pledged to our Debenture Holders.
(5)	Includes 24,713,746 shares of common stock owned directly by Mr. and Mrs. Squires and options/warrants to purchase 11,166,666 shares owned by Mr. and Mrs. Squires.
(6)	Includes 4,350,000 shares owned directly and options/warrants to purchase 4,118,181 shares.
(7)	Includes options to purchase 550,000 shares.
(8)	Includes 1,800,000 shares of common stock owned directly and options/warrants to purchase 5,071,969 shares.
(9)	Includes options/warrants to purchase 3,722,543.
(10)	Includes options/warrants to purchase 24,079,359.
(11)
Includes warrants to purchase 2,000,000 shares. Excludes shares issuable upon conversion of outstanding notes, which is convertible into 6,250,000 shares of a Company’s Common Stock. In the event that its note in the principal amount of $750,000 is converted beyond its maximum permitted percentage, which percentage is stated in the contract, MKM would own 16,882,131 shares or 10.4% of the outstanding shares of the Company’s Common Stock. The foregoing does not reflect the following: MKM Opportunity Master Fund Ltd is under common control with MKM SP1LLC. MKM SP1LLC owns 697,447 shares not reflected in the table above and a note in the principal amount of $250,000 convertible into 2,083,333 shares. MKM Opportunity Master Fund and MKM SP1LLC may be deemed to beneficially own a total of 19,662,911 shares or approximately 11.7% of the outstanding shares, although the contract executed by the Company prohibits the conversion of notes above a stated percentage set forth therein.

 OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business other than the proposal described above.

By Order of the Board of Directors

Stephen Squires
Chief Executive Officer
Kingston., Oklahoma
February 6, 2013

APPENDIX I

FORM OF CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
QUANTUM MATERIALS CORP.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
Pursuant to NRS 78.385 and 78.390

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation: Quantum Materials Corp.

 2. The articles have been amended as follows: (provide article numbers, if available)

Article 3.	The number of authorized shares is: 400,000,000 common shares with a par value of $.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: __________________

 4. Effective date of filing: (optional)                                                                                              Date: ______________                                         Time: ________________

 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

 By:  ________________________
        Stephen Squires, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised 8-31-11

QUANTUM MATERIALS CORP.
SPECIAL MEETING OF SHAREHOLDERS
Monday, March 18, 2013
2:00 P.M. (Central Time)

Meeting Location:

Hyatt Regency Hotel DFW, Executive Conference Level (11th Floor)
 located at Terminal C of the DFW Airport at
2334 North International Parkway, DFW Airport, Texas 75261
 (Tel: 972-453-1234)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2013:

The Notice of Meeting and Proxy Statement (and the 2012 Annual Report on Form 10-K) of Quantum Materials Corp. are available at http://www.empirestock.com/QTMM_Proxy.html

Quantum Materials Corp.
12326 Scott Drive
Kingston, OK 73439
PROXY
This proxy is solicited by the Board of Directors for use at the Special Meeting on March 18, 2013.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Item 1.

The undersigned hereby appoints STEPHEN SQUIRES AND DAVID DODERER, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of Quantum Materials Corp. (the “Company”) registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at the Hyatt Regency Hotel DFW, Executive Conference Level (11th Floor) located at Terminal C of the DFW Airport at 2334 North International Parkway, DFW Airport, Texas 75261 (Tel: 972-453-1234) at 2:00 P.M. (Central Time) on March 18, 2013 and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

↑ Please detach here ↑

The Board of Directors Recommends a Vote FOR Item 1.

1.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 400,000,000.	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL NO. 1.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________, 2013

 (signature)

 (signature)

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.